Exhibit 10.31

SIXTH AMENDMENT TO THE

DYNEGY INC. COMPREHENSIVE WELFARE BENEFITS PLAN

WHEREAS, Dynegy Inc., an Illinois corporation (“Dynegy Illinois”), and certain subsidiaries and affiliated entities have heretofore established the Dynegy Inc. Comprehensive Welfare Benefits (the “Plan”);

WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the “Merger Agreement”);

WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named “Dynegy Inc.” (“Dynegy Inc.”), and Dynegy Illinois will thereafter be renamed “Dynegy Illinois Inc.”, as of the Effective Time specified in the Merger Agreement (the “Effective Time”);

WHEREAS, in connection with the completion of such transactions, the Board of Directors of Dynegy Illinois and Dynegy Inc. have approved the adoption, assumption and sponsorship of the Plan by Dynegy Inc.;

WHEREAS, immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan and Dynegy Inc. will assume sponsorship of the Plan from Dynegy Illinois and will become the “Company” for purposes of the Plan; and

WHEREAS, Section 8.1 of the Plan provides that Dynegy Illinois may amend the Plan and any or all Constituent Benefit Programs incorporated therein on behalf of itself and certain of its affiliates;

NOW, THEREFORE, BE IT RESOLVED that the Plan shall be, and hereby is, amended as follows, effective immediately after the Effective Time:

I.

The preamble to the Plan is amended in its entirety to provide as follows:

“WHEREAS, Dynegy Inc., an Illinois corporation, (‘Dynegy Illinois’) and certain of its affiliates established the welfare benefit plans identified as prior plans on Appendix A hereto (‘Prior Plans’) for the benefit of their eligible employees;

WHEREAS, the Prior Plans were merged and consolidated into a single comprehensive welfare benefit plan, effective January 1, 2002, known as the Dynegy Inc. Comprehensive Welfare Benefits Plan (the ‘Plan’), such that each such Prior Plan transferred its benefit liability obligations and assets into the Plan effective as of January 1, 2002, and each such Prior Plan became part of and a ‘Constituent Benefit Program’ under the Plan;

WHEREAS, Dynegy Illinois has entered into that certain Plan of Merger, Contribution and Sale Agreement by and among Dynegy Illinois, LSP GEN Investors, L.P., LS Power Partners, L.P., LS Power Equity Partners PIE I, L.P., LS Power Equity Partners, L.P., LS Power Associates, L.P., Falcon Merger Sub Co., and Dynegy Acquisition, Inc., executed September 14, 2006 (the ‘Merger Agreement’);

WHEREAS, pursuant to the transactions contemplated in the Merger Agreement, Dynegy Illinois will become a wholly-owned subsidiary of a newly formed Delaware corporation, named ‘Dynegy Inc.’, and former Dynegy Inc. will thereafter be renamed ‘Dynegy Illinois Inc.’, as of the Effective Time specified in the Merger Agreement (the ‘Effective Time’); and

WHEREAS, immediately after the Effective Time, Dynegy Illinois will withdraw as the sponsor of the Plan and Dynegy Inc., a Delaware corporation, will assume sponsorship of the Plan from Dynegy Illinois and Dynegy Inc., a Delaware corporation, will become the ‘Company’ for Plan purposes immediately after the Effective Time.”

II.

Section 1.1(7) of the Plan is amended in its entirety to provide as follows:

“(7) Company: Dynegy Inc., a Delaware corporation, and any successor thereto.”

III.

All references to “Dynegy Inc.” or the “Company” in the Plan, in Appendix B to the Plan and under each of the Constituent Benefit Programs under the Plan, shall refer to Dynegy Inc., a Delaware corporation.

IV.

Except as modified herein, the Plan shall remain in full force and effect.

IN WITNESS WHEREOF, the undersigned has caused this Amendment to the Plan to be executed on the date indicated below, to be effective immediately after the Effective Time.

DYNEGY ILLINOIS INC. (formerly known as Dynegy Inc.), an Illinois corporation

By:	/s/ J. Kevin Blodgett

Title:	Executive Vice President, Administration

Date:	April 2, 2007

Approved and accepted:

DYNEGY INC., a Delaware corporation

By:	/s/ J. Kevin Blodgett

Title:	Executive Vice President, Administration

Date:	April 2, 2007

3